Eidos corporate overview Q3 2020 Art | ATTRwt-CM patient Exhibit 99.1

Eidos forward-looking statements This presentation contains forward-looking statements about Eidos Therapeutics, Inc. (“we,” “Eidos,” or the “Company”). All statements other than statements of historical facts contained in this presentation are forward-looking statements, including the statements about the potential therapeutic and clinical benefits of acoramidis (AG10), its potential to become a best-in-class treatment for ATTR-CM, future clinical milestones of acoramidis, including the completion of enrollment in and the availability of potential top-line data from the ATTRibute-CM trial, the initiation of the planned Phase 3 ATTRibute-PN trial, the timing of these events, the indications we intend to pursue, our clinical or other business strategies and our financial position, including our cash runway. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: our limited operating history and historical losses, our liquidity to fund the development of acoramidis through current and future milestones, the effects of the COVID-19 pandemic on our clinical development plans and business operations, our ability to raise additional funding to complete the development of acoramidis, our dependence on the success of acoramidis, our ability to enroll patients in the ATTRibute-CM trial and other planned clinical trials of acoramidis, results from our clinical trials and pre-clinical studies and those of third parties working in the same area as our product candidate, our ability to advance acoramidis in clinical development in accordance with our plans, and our dependence on third parties in connection with our manufacturing, clinical trials and pre-clinical studies. In light of these and other risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and our other periodic filings with the SEC. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

Eidos at a glance Addressing large and growing unmet need in transthyretin (TTR) amyloidosis (ATTR), a fatal disease with limited treatment options Targeting the disease at its source by stabilizing TTR; validated mechanism designed to mimic naturally occurring rescue mutation Advancing acoramidis (AG10), a potential best-in-class, disease-modifying small molecule therapy Executing Phase 3 study in ATTR-CM with top-line data expected in late 2021 or early 2022. Phase 3 study in ATTR-PN to initiate in 2020

Company is led by proven team with expertise in genetic and cardiovascular medicine Neil Kumar (Director) William Lis (Director) Suzanne Hooper (Director) Duke Rohlen (Director) Led by industry veterans with over 30 INDs and more than 10 approved drugs Neil Kumar, PhD, CEO Jonathan Fox, MD, PhD, President & CMO Uma Sinha, PhD, CSO Matt Outten, CCO Cameron Turtle, DPhil, CBO Ali Satvat (Director) Uma Sinha (Director) Charles Homcy (Senior Advisor) Robert Zamboni (Chem Advisor) Board of Directors and senior advisors with proven business experience and clinical expertise

Disease background and therapeutic hypothesis Len | ATTRm-CM patient

Transthyretin (TTR) amyloidosis (ATTR) is a systemic disease with multiple manifestations



Central nervous system
Ocular
Nephropathy
Gastrointestinal
Carpal tunnel

Systemic disease with high burden

ATTR wild-type cardiomyopathy (ATTRwt-CM)

- Deposition of wild-type TTR amyloid in the heart, leading to predominantly diastolic heart failure
- Likely affects 400K+ worldwide, majority undiagnosed
- Late onset (age 50+), progressive and fatal (median survival of 3-5 years)

ATTR mutant CM (ATTRm-CM)

- Deposition of mutant (e.g., V122I) TTR amyloid in heart
- Likely affects 40K+ worldwide, majority undiagnosed
- Late onset (age 50+), progressive and fatal (median survival of 3-5 years)

ATTR polyneuropathy (ATTR-PN)

- Affects ~10K worldwide, primarily in EU and Japan
- Exclusively caused by mutant TTR (e.g., V30M)
- Onset between ages of 30 and 50, progressive and fatal (median survival of 5-10 years)

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Source: Grogan, M et al. JACC 2016, 68:1014-20; Planté-Bordeneuve, V. and Said, G. Lancet Neurol 2011, 10:1086-97

Opportunity in ATTR-CM growing as patients identified in broader cardiology populations

Potential to be best-in-class compound in a large, genetic disease market

13-19%
of heart failure with preserved ejection fraction[1,2,3]

8%
of idiopathic bilateral carpal tunnel release[5]

5%
of suspected hypertrophic cardiomyopathy[7]

ATTR-CM

Likely **>400k** worldwide, majority undiagnosed

16%
of TAVR with "low gradient" aortic stenosis[4]

3.4%
of African-Americans are at risk (V122I genotype)[6]

1-2%
of ^{99m}Tc scans for noncardiac reasons[8]

1. Gonzalez-Lopez, E. et al. European Heart Journal 2015.
2. Mohammed, S.F. et al. JACC: Heart Failure 2014.
3. Horvath, S.A. et al. Circulation 2018.
4. Castano, A., et al. Eur Heart J 2017.
5. Sperry, B.W. et al. JACC 2018.
6. Jacobson, D.R., et al. Amyloid 2015
7. Damy, T., et al. Eur Heart J 2015
8. Longhi, S., et al. J Am Coll Cardiol Img 2014.

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Acoramidis is designed to treat TTR amyloidosis at its source


Native TTR circulates in blood as a tetramer
Dissociation into monomers initiates pathogenesis
Monomers aggregate, causing disease
Disease mechanism
~130 known destabilizing mutations
Protective T119M mutation
Therapeutic hypothesis
Acoramidis stabilizes TTR tetramers, preventing dissociation and halting disease progression

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Higher dose of TTR stabilizer (tafamidis) demonstrated greater clinical benefit in ATTR-ACT + long-term extension

Phase 3 ATTR-ACT study tested two doses of tafamidis (20 mg & 80 mg) vs. placebo

- In an analysis of ATTR-ACT combined with long-term extension (LTE), benefit of tafamidis 80 mg vs. 20 mg was evident on all-cause mortality[1]
- At baseline, ATTR-ACT participants treated with 80 mg of tafamidis were older and had more severe evidence of disease than those treated with 20 mg of tafamidis[1]
- Participants receiving 80 mg of tafamidis (vs. 20 mg) exhibited greater TTR stabilization[2]

TTR stabilization[2]



Month 1
Month 6
Month 12
Month 18
Month 24
Month 30
TTR stabilization degree (%)
0
200
400
600
150%
20 mg
80 mg
Placebo

All-cause mortality[1]



ATTR-ACT Combined with LTE and 61 mg
median follow-up 51 months
Hazard ratio (95% CI)
Unadjusted
0.700 (0.501, 0.979)
Age adjusted
0.612 (0.433, 0.865)
NT-proBNP adjusted
0.639 (0.455, 0.898)
6MWT adjusted
0.701 (0.496, 0.991)
Age/NT-proBNP/ 6MWT adjusted
0.571 (0.395, 0.827)
0.4
0.8
1.6
Favours 80 mg
Favours 20 mg

Increased levels of TTR stabilization may translate to improved clinical outcomes in ATTR-CM

1 Damy, T., ESC Heart Failure Association Discoveries 2020. "The Tafamidis in Transthyretin Cardiomyopathy Clinical Trial."
2 FDA CDER Clinical Pharmacology and Biopharmaceutics, Clinical Review (Vyndaqel/Vyndamax), 2019; Fourfold increase in tafamidis dose did not lead to a fourfold increase in TTR stabilization due to non-linear pharmacokinetics

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Clinical benefit was correlated with extent of TTR stabilization or knockdown in ATTR-PN clinical studies



Placebo
Stabilizer
Knockdown
% peak stabilization/knockdown
Clinical outcome in corresponding ATTR-PN Phase 3 trial
Tafamidis (20 mg qd)
~45%
NIS-LL
52% slowing
Diflunisal (250 mg bid)
~75%
NIS
71% slowing*
Inotersen (1wk SC)
~75%
mNIS+7
77% slowing*
Patisiran (3wk IV)
~85%
mNIS+7
121% slowing*
1y
2y
Duration

* Statistically significant improvement on primary endpoint

Note: Direct cross-study comparisons may suggest misleading similarities or differences. The values shown are directional and do not report robust comparative analysis. These data are based on cross-trial comparisons and not based on any head-to-head clinical trials. As a result, the values shown may not be directly comparable, are "directional" and do not report robust comparative analyses.

NIS=Neuropathic Impairment Score; NIS-LL=NIS of Lower Limbs; NIS+7=NIS plus 7 nerve tests; mNIS+7=modified NIS plus 7 nerve tests

Source: Coelho, T. et al. Neurology 2012; 79:785–792; Berk, J.L. et al JAMA. 2013; 310:2658-2667; D. Adams, A. et al. N Engl J Med 2018;379:11-21; Benson, M.D., et al. N Engl J Med 2018;379:22-31.

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Human genetics suggest TTR stability is associated with disease severity kdiss = dissociation constant Source: Hammarstrom, P. et al. PNAS 2002, 99:16427-16432 Relative TTR tetramer stability kdiss, WT / kdiss, mutant Disease severity Carriers protected against ATTR Low ATTR penetrance, late onset with slow progression Carriers exhibit increased ATTR penetrance, earlier onset, and more rapid progression than WT Carriers nearly 100% likely to develop ATTR, highly pathogenic form of disease Greater TTR destabilization correlates with earlier disease onset, increased disease severity ATTR-protective mutations stabilize TTR tetramer, preventing dissociation

Stabilizing TTR may be protective beyond ATTR Source: Hornstrup, L.S. et al. Arterioscler Thromb Vasc Biol 2013 33:1441-1447 Prospective studies of 68,602 participants, 32 year mean follow up, in Denmark: Higher circulating TTR concentration Protection against vascular diseases Transthyretin concentration (µg/mL) WT T119M p = 0.007 Condition HR p Cerebrovascular disease 0.45 0.008 Ischemic cerebrovascular disease 0.47 0.02 Vascular disease 0.70 0.03 Hemorrhagic stroke 0.31 0.24 Cardiovascular disease 0.85 0.39 Median life expectancy in T119M carriers is 5-10 years longer than the general population

Acoramidis structurally mimics disease-protective T119M mutation Disease-protective T119M mutation Acoramidis-bound TTR Strong inter-monomer H-bonds observed via X-ray crystallography Unique binding mode vs other stabilizers

Phil | ATTRwt-CM patient Phase 2 results

Phase 2 ATTR-CM trial provided randomized 28-day and 15-month open label data SCHEMATIC OF ACORAMIDIS PHASE 2 STUDIES4 OUTCOMES Random-ized portion 28 days Open label extension Ongoing 17 Placebo 49 Patients underwent randomization 16 Acoramidis 400mg 16 Acoramidis 800mg 2 Declined1 47 (96%) Continue onto open label extension (OLE)2 41 Continue on study 6 discontinued 3 died 1 received heart transplant 2 other Two analyses to date: Randomized 28-day study3 Open label extension analysis as of 8/31/2019, median 65 weeks from AG10-201 (Randomized) initiation, median 53 weeks on acoramidis4 Primary Secondary and Exploratory Safety and tolerability Adverse events Clinical events and vital signs Clinical laboratory parameters Pharmacokinetics Pharmacodynamics Echocardiographic parameters 1 Both declined participation due to geographical constraints regarding study visits 2 Median rollover period of 72 days (range 41-152 days) 3 Judge, D.P. et al. JACC Vol. 74, No. 3, 2019:285 – 95 4 Judge, D.P. et al. American Heart Association 2019

Baseline characteristics highlight advanced disease stage of trial participants 1NT-proBNP = N-Terminal pro B-type Natriuretic Peptide, normal range = 0 – 449 pg/mL 2TnI = troponin I, normal range = 0 – 0.02 ng/mL 3TTR = transthyretin (prealbumin), normal range = 20 – 40 mg/dL ATTRm-CM variants (n) V122I (11) T60A (2) V30M (1) Placebo n = 17 Pooled acoramidis n = 32 Total n = 49 Age, median (range) 72 (60-85) 74 (60-86) 73 (60-86) Male, n (%) 17 (100%) 28 (88%) 45 (92%) ATTRm, n (%) 3 (18%) 11 (34%) 14 (29%) NYHA Class II, n (%) 12 (71%) 23 (72%) 35 (71%) NYHA Class III, n (%) 5 (29%) 9 (28%) 14 (29%) NT-proBNP (pg/mL)1 3151 ± 2704 3483 ± 2869 3368 ± 2789 TnI (ng/mL)2 0.18 ± 0.33 0.15 ± 0.20 0.16 ± 0.25 TTR (mg/dL)3 23.4 ± 5.5 21.3 ± 5.3 22.0 ± 5.4

Fewer adverse events occurred in acoramidis-treated participants than placebo-treated participants during randomized portion AF = Atrial Fibrillation; CHF = Congestive Heart Failure 1 Subject experienced 2 SAEs of AF and CHF Atrial fibrillation Muscle spasms Constipation Diarrhea Most frequent AEs (all groups, n ≥ 4 subjects) Summary of adverse events Number of subjects (%) Placebo N = 17 Pooled acoramidis N = 32 Any Adverse Event 15 (88%) 21 (66%) Mild 6 (35%) 11 (34%) Moderate 8 (47%) 9 (28%) Severe 1 (6%) 1 (3%) Any Serious Adverse Event 2 (12%) 1 (3%) AF and CHF 1 (6%)1 0 Leg cellulitis 1 (6%) 0 Dyspnea 0 1 (3%)

Acoramidis treatment increased serum TTR concentrations in a dose-dependent manner



Serum TTR concentration
Δ from baseline to day 28 (%)
ATTRwt-CM
ATTRm-CM
Below normal TTR at Day 28[1]
150%
120%
90%
60%
30%
0%
-30%
-60%
Placebo
Mean = -7%
Median = -3%
400 mg acoramidis
Mean = 36%
Median = 28%
800 mg acoramidis
Mean = 50%
Median = 43%
p < 0.0001
p < 0.0001

- **Dose-dependent increase in serum TTR concentrations in acoramidis-treated subjects**
- **Greater treatment effect observed in ATTRm subjects – final TTR concentrations normalized to comparable levels as treated ATTRwt subjects**

1 Normal reference range for serum TTR 20-40 mg/dL (3.6-7.3 μM)
Note: Serum TTR concentrations not available at baseline for one 400 mg subject and at Day 28 for one 400 mg and one placebo subject
Source: Judge, D.P. et al. J Am Coll Cardiol. 2019;74(3):285-295.

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No safety signals of clinical concern identified during open label extension 1 Includes 2 subjects who had SAEs with an outcome of death (1 disease progression; 1 cervix carcinoma); 1 subject died due to heart failure 86 days after the last dose of study drug Data reported as of 8/31/2019 in conjunction with annual regulatory reporting and review Acoramidis was generally well tolerated with a pattern of adverse events consistent with underlying disease severity, concurrent illnesses, and age of participants Summary of treatment-emergent adverse events Number of participants (%) Summary of treatment-emergent severe adverse events Number of participants (%) Any Adverse Events 46 (97.9) Most common Adverse Events (≥ 5) Fall 12 (25.5) Cardiac failure congestive 7 (14.9) Dyspnoea 6 (12.8) Acute kidney injury 6 (12.8) Fluid overload 5 (10.6) Gout 5 (10.6) Pneumonia 5 (10.6) Any Serious Adverse Events 19 (40.4) 19 (40.4) Number of subjects who died 2 (4.3) 3 (6.5)1 Any Cardiovascular Serious Adverse Events 12 (25.5) 12 (25.5) Most common Serious Adverse Events (≥ 2) Cardiac failure congestive 5 (10.6) Acute kidney injury 4 (8.5) Atrial fibrillation 2 (4.3) Cardiac failure 2 (4.3) Fall 2 (4.3) Dehydration 2 (4.3)

Near-complete stabilization of TTR maintained throughout Phase 2 study 1 Reported occupancy >100% caused by background protein fluorescence Stabilization of TTR by Western blot assay Occupancy of TTR by Fluorescent Probe Exclusion assay TTR stabilization at steady-state trough level %, mean ± SEM AG10-202 (OLE) Visit Day TTR occupancy at steady-state trough level1%, mean ± SEM AG10-202 (OLE) Visit Day

Serum TTR levels increased upon acoramidis treatment and were maintained throughout study duration Serum TTR concentration mg/dL, mean ± SEM AG10-202 (OLE) Visit Day AG10-201 (R) AG10-202 (OLE) Rollover OLE baseline OLE baseline +39% +56% Acoramidis WT1 Acoramidis Variant1 Placebo WT Placebo Variant 1 400mg and 800mg BID acoramidis groups pooled during randomized portion 2 Defined as the lower limit of the reference interval for the serum prealbumin (TTR) clinical laboratory assay N WT N Variant 35 13 35 14 34 13 35 12 35 11 33 12 33 12 32 10 Lower limit of normal = 20 mg/dL2

Below normal serum TTR concentrations were associated with poorer survival in ATTR-CM patients Source: Hanson, J.L.S. et al. Circ Heart Fail 2018 11:e004000; Nativi-Nicolau, J. Circ Heart Fail. 2018; 11:e004802. DOI: 10.1161/CIRCHEARTFAILURE.118.004802 Survival probability stratified by baseline TTR concentration “Our data showed a significant association between lower levels of TTR and shorter survival, as well as a correlation to worsening cardiac disease, suggesting that TTR concentration is an indicator of disease progression and outcome in ATTRwt.” – Hanson 2018 “The results suggest the use of serum transthyretin as a biomarker to evaluate disease progression and response to treatment.” – Nativi-Nicolau 2018 Regression model suggested that each additional 1 mg/dL of serum TTR associated with 7-11% reduced risk of mortality

NT-proBNP and TnI were unchanged in acoramidis-treated participants throughout OLE NT-proBNP AG10-202 (OLE) Visit Day 1 14 45 90 180 270 pg/mL; 95% confidence interval, quartiles, median TnI ng/mL; 95% confidence interval, quartiles, median AG10-202 (OLE) Visit Day 1 14 45 90 180 270

Echocardiography parameters were unchanged in acoramidis-treated participants throughout OLE Left ventricular mass Left ventricular stroke volume index AG10-202 (OLE) Visit Day AG10-202 (OLE) Visit Day 1 90 180 270 1 90 180 270 g; 95% confidence interval, quartiles, median mL/m2; 95% confidence interval, quartiles, median

Participants in the acoramidis Phase 2 study had similar baseline characteristics as those in the ATTR-ACT study 1 Maurer, M.S. et al. N Engl J Med. 2018;379:1007–16 2 Judge, D.P. et al. JACC Vol. 74, No. 3, 2019:285 – 95 Baseline characteristics from ATTR-ACT study and acoramidis Phase 2 study ATTR-ACT Ph 3 study Tafamidis group1 ATTR-ACT Ph 3 study Placebo group1 Acoramidis Ph 2 study All groups2 Age, median (range) 75 (46-88) 74 (51-89) 73 (60-86) Male, n (%) 241 (91%) 157 (89%) 45 (92%) ATTRm, n (%) 63 (24%) 43 (24%) 14 (29%) NYHA Class Class I, n (%) 24 (9%) 13 (7%) 0 (0%) Class II, n (%) 162 (61%) 101 (57%) 35 (71%) Class III, n (%) 78 (30%) 63 (36%) 14 (29%) Race White, n (%) 211 (80%) 146 (83%) 35 (71%) Black, n (%) 37 (14%) 26 (15%) 10 (20%) Other, n (%) 16 (6%) 5 (3%) 4 (8%)

Deaths and CV hospitalizations reported in acoramidis Phase 2 OLE were lower than in placebo-treated ATTR-ACT participants All-cause mortality at 15 months Participants died or receiving transplant (%) Cardiovascular hospitalizations at 15 months Participants with ≥1 CV hospitalization (%) 1 Based on routine adverse event reporting Note: These data are based on a cross-trial comparison and not a randomized clinical trial. As a result, the values shown may not be directly comparable % Placebo ATTR-ACT Phase 3 Phase 2 OLE % Phase 2 OLE Placebo ATTR-ACT Phase 3% %

Phase 3 trial and company catalysts Ivan | ATTRwt-CM patient

Two-part trial design includes 12-month and 30-month registrable endpoints

ATTRibute-CM study schematic



Key inclusion criteria
Subjects with diagnosed ATTR-CM (WT or mutant)
NYHA Class I-III
Positive biopsy or 99mTc scan
Negative serum/ urine light chain if dx by 99mTc scan
12 month primary endpoint: Change in 6MWD
30 month primary endpoint: Mortality and CV hosp
800 mg acoramidis twice daily
Target N ~ 340
Placebo
Target N ~ 170
800 mg acoramidis twice daily
Screening and randomization
Part A
Part B1
Open label extension

Secondary endpoints include: Kansas City Cardiomyopathy Questionnaire, serum TTR, TTR stabilization

[1]As local standard of care evolves, concomitant use of approved, indicated therapies may be allowed

6MWD = Six minute walk distance; NYHA = New York Heart Association;
^{99m}Tc = Technetium labeled pyrophosphate (PYP) or bisphosphonate (e.g., DPD); dx = diagnosis;
CV hosp = cardiovascular-related hospitalizations

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ATTRibute-CM Phase 3 study is expected to provide top-line data in late 2021 or early 2022 CC We believe the company is well capitalized for the ATTRibute-CM trial with $175M in cash (6/30/2020) ANTICIPATED Update ATTRibute-PN Phase 3 initiation ATTRibute-CM Part A top-line data Expected timing ATTRibute-CM Part B top-line data 2H 2020 Late 2021 / Early 2022 2023

Thank you Art | ATTRwt-CM patient